Exhibit 99.1

‘GMXR’

NASDAQ National Market System

www.gmxresources.com

The date of these presentation materials is September 29, 2005

GMXR Certain Reserve Information

The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and “possible” reserves, reserve “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. These risks and other risk factors are described in the Company’s Annual Report on Form 10-K for the year ended 12/31/04 and subsequent filings with the Securities and Exchange Commission.

Drilling Schedule Statement

The drilling schedules in this presentation have been prepared based on our current understanding of PVOG’s current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors. It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs. Accordingly, there is no assurance that the drilling schedule will occur as projected. GMX does not plan to commit to drilling of any well unless favorable conditions exist and it has the resources available for payment of costs.

Research Reports

Information referenced from research reports has been prepared by independent third parties and not the Company. By including this information, the Company does not endorse or adopt the information and does not accept responsibility for its accuracy or completeness.

2

GMXR

GMX RESOURCES INC. ‘GMXR’

NASDAQ National Market System

Fast Growing Independent E&P Company

North Carthage Field, East Texas Panola & Harrison County

Only Core Area: 95% of Value

22,697 gross / 13,450 net acres

6 – 9 Years of Cotton Valley Development

Management maintains 25% equity stake

CEO – Ken Kenworthy, Jr.

CFO – Ken Kenworthy, Sr.

Acreage data as of 7/1/05, numbers are rounded

3

GMXR

Investment Highlights

100 % Development Success

Low Risk Drilling Opportunity

Acceleration of Drilling Activity in 2005-06

300% More Net Wells in 2005

100% Increase in 2006

Substantial Multi-Year Drilling Inventory

500 Locations, 6 – 9 Years of Development

High Growth Potential Through Drill Bit

64 BCFE 1P04—400 BCFE 1P&2P*

* Based on Sproule reserves, company estimates of undrilled locations.

4

GMXR

Production Growth

MCFE

1,000,000 750,000 500,000 250,000 0

‘GMXR’ Quarterly Net Production

700,000

1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05* 4Q05*

* Company estimates

5

GMXR

Goals and Results

Increase Natural Gas Production, Core Area E. TX

1Q05 4,500 mcfepd; 1Q04 2,355 mcfepd 91% Increase

2Q05 5,384 mcfepd; 2Q04 3,103 mcfepd 73% Increase

3Q05 5,000 mcfepd; 3Q04 3,498 mcfepd 43% Increase

4Q05 7,600 mcfepd; 4Q04 2,700 mcfepd 181% Increase

Grow Proved Reserves

YE03 53 BCFE

YE04 64 BCFE 21% Increase

YE05 96 – 120 BCFE * 50% Increase

Build Shareholder Value

* Range of Analyst’s Forecast

6

GMXR Recent Developments

GMXR Interest

3 Rigs Drilling North Carthage Field

Pursuing	Additional CVS Rig and Travis Peak Rig 100%
North	Carthage Highlights & Activities
2nd	Stage Successes – Upper Cotton Valley Sands * 100%
First	Two CVS in JV 50% Area Early October 20%—50%

5 Travis Peak and Pettit Twins Proposed 30%, 50%, 100%

New	Mexico Update
Gosden	#1 Offsets Spud Oct. & Dec. 05; 12,000’ 15%
Devonian	Test; 12,800’ 100%
4—8	San Andres Locations 2006; 5,500’ 100%

Completed $21.6 million PIPE in July 2005

* Recent 100% owned completion 3+ mmcfged – w/o frac.

7

GMXR

N. Carthage Field CVS Drilling Activity & Producers *

CVS	Drilling YE CVS Producers CAPEX
2004	17 gross/ 5 Net (1) 23 gross/ 11 Net $8,900,000
2005	31 gross/ 16 Net 54 gross/ 27 Net $32,000,000
2006	42-50 gross/ 25-33 Net 96-104 gross/ 52-60 Net $53,000,000

(1) 3 wells/.9 Net not completed in 2004.

* 2005 & 2006 are company estimates based on past rig performance and existing contracts.

8

GMXR

‘GMXR’ NAV STRATEGY

Harvest & Convert Undeveloped Reserves

1P 120 BCFE Proved 2005 (1)

2P 290 BCFE Probable (2)

3P 50 BCFE Possible Travis Peak/Pettit & CVS (2)

460 BCFE

Analyst’s Proved Reserve Forecast YE05

Hibernia Southcoast Capital

109 BCFE (3)

First Albany Capital

110 BCFE (4)

Morgan Joseph & Co. Inc.

96 BCFE (5)

Ferris, Baker Watts, Inc.

110-120 BCFE (6)

(1) Highest Analyst Forecast.

(2) 9/29/05 Company internal projections.

(3) Hibernia Southcoast Capital August 10, 2005 Analyst Forecast. (4) First Albany Capital September 22, 2005 Analyst Forecast. (5) Morgan Joseph & Co. Inc. September 27, 2005 Analyst Forecast. (6) Ferris, Baker Watts, Inc. September 27, 2005 Analyst Forecast.

GMXR CVS Producers & Most Active Operators

PUD PROB

0

12,867

FEET

Comstock

Woodlawn 135 BCFE

XTO

Gladewater / Glenwood / PVA White Oak/ Willow Springs

663 BCFE Progress Comstock Waskom Devon

270 BCFE

XTO EnCana EnCana

Anadarko GMXR Progress Peoples

Blocker / Tatum PVA

310 BCFE

Samson

Bethany / Hunt Elysian 403 BCFE

Progress

Oak Hill

1,384 BCFE Comstock

Carthage / Beckville / Briggs

Anadarko Devon Goodrich 3,442 BCFE

Harrison, Panola, Gregg & Rusk Co. 6,640 CVS Wells

20053 2004 2005 Permitted Permitted Permitted Well Well Well

CV Well—CV Depths 8,500’ – 12,000’

Production data from IHS Dwights.

GMXR GMXR / PVA Joint Venture

CVS wells only. Wells < 8100’ omitted

2005 Accelerated Drilling Case

JV 30% Area—GMXR 30% WI 19 Cotton Valley Sand wells 8,649 gross /2,642 net GMXR Acres 199 gross / 60 net GMXR potential wells

GMXR 100% Area—100% WI 10 Cotton Valley Sand wells 7,830 gross / 7,266 net GMXR Acres 190 gross / 190 net GMXR potential wells

JV 50% Area – GMXR 50% WI 2 Cotton Valley Sand wells GMX 20% CWI 1st 2 CVS

6,346 gross / 3,200 net GMXR Acres 158 gross / 79 net GMXR potential wells

Schedule dependant upon rig availability, CAPEX > 23 mm will require outside sources of financing, successful development, commodity prices & drilling costs.

GMXR GMXR / PVA Joint Venture

CVS wells only. Wells < 8100’ omitted

2006 Drilling Case

JV 30% Area—GMXR 30% WI ‘04/17 ‘05/17 ‘06/21 CVS Wells 8,649 gross /2,642 net GMXR Acres 161 gross / 48 net YE06 remaining wells

Map depicts all wells, all

GMXR 100% Area—100% WI ‘01/6 ‘05/10 ‘06/16-24 CVS Wells 7,830 gross / net 7,266 GMXR Acres 156 gross/ 156 net YE06 remaining wells

JV 50% Area – GMXR 50% WI

‘05/2 ‘06/5 CVS Wells

6,346 gross / 3,200 net GMXR Acres

151 gross / 75 net YE06 remaining wells

Company internal estimates. Schedule dependant upon rig efficiency.

PUD

PROB 12

GMXR

Cotton Valley Sand Economics

100% Success Rate

Drilling to 10,000’ in 12-18 Days

Spud to Spud R#309/23 days; R#156/20 days; R#5/25-28 days

1.15 BCFE (1) Net

Payout 1 Year (2)

$1.7MM Completed Well Costs

Life per well: 33 years + (1)

All data as of 9/22/05.

(1)	Company internal projections. Sproule est. 1 BCFE EUR gross/.84 Net (2) Company estimates

GMXR

PRODUCTION DATA JV30

MCFD

4,500 4,000 3,500 3,000 2,500 2,000 1,500 1,000 500 -

Margie 1 BOB 1

PKeys 1 Bryant 1 EOG 1

Richardson 1 Rains 1

Margie 2 Bryant 2 Richardson 2

Bryant 3 P Keys 2 Scott 1

BOB 2 Richardson 3 P Keys 3

Rains #2 Lawless T 1 Scott 2

M argie #3 BOB 3 P Keys 4

P Keys 5 P Keys 6

Rains 3 Rains 4 Rains 5

Rains 6 Sproule M odel 28 Well Average

Initial Peak

Initial 30 Day Average

Initial 60 Day Average

Initial 90 Day Average

Initial 180 Day Average

Initial 365 Day Average

Average	IP 1,898 mcfgpd—90% above Sproule
30	Day 1,054 mcfgpd—25% above Sproule
60	Day 778 mcfgpd—14% above Sproule
1	Year 551 mcfgpd—16% above Sproule

GMXR Sproule’s Composite Profile vs. JV Actual

Initial Peak

Initial Peak

Initial 30 Day Average

Initial 60 Day Average

Initial 90 Day Average Average

Initial 180 Day Average

Initial 365 Day Average

16% Higher Actual(2) Production

MCFD

2,000 1,800 1,600 1,400 1,200 1,000 800 600 400 200 -

Sproule Model

173,010 mcfg 1st Year

28 Well Average

201,000 mcfg 1st Year

* Sproule estimated production profile 12/31/04. (2) Cumulative 1st 365 days composite.

GMXR GMXR Valuation vs. Peer Growth Group

Market Value / 2004 Proved Reserves Mcfe $8.00 $7.00 $6.00 $5.00 $4.00 $3.00 $2.00 $1.00 $0.00

Median = $5.49

GMXR $3.56

SWN CRZO GDP UPL DPTR EPEX BEXP KCS DNR GMXR

SW Energy Carrizo Goodrich Ultra Petro Delta Petro Expl. Co. Brigham KCS Energy Denbury

Note: Nasdaq as of September 22 2005. Small-cap E&P companies with similar reserve profiles.

GMXR Balance Sheet Summary

Proforma

aft. July PIPE

($ in thousands) Jun. 30, 2005 Jun. 30, 2005 Dec. 31, 2004 Dec. 31, 2003 Dec. 31, 2002

Cash	and Cash Equivalents $14,401 $1,097 $862 $637 $544
Oil	& Nat. Gas Properties $41,061 $41,061 $35,956 $27,660 $29,359
Total	Assets $61,717 $48,413 $40,991 $31,501 $33,319
Long-Term	Debt $1,372 $8,372 $3,762 $6,690 $ 8,100
Shareholders	Equity $54,352 $34,048 $32,407 $22,619 $21,607
LTD	to Equity 3% 25% 12% 30% 38%

# GMX RESOURCES INC. 'GMXR'

| | | | |
|---|---|---|---|
| Recent Price: [1] | $23.77 | **Proved Reserves 12/31/04:** [2] | **64.3 BCFE** |
| 30 Day Price Range: | $18.91 - $26.50 | Proved Developed Producing: | 14.7 BCFE |
| Market Value: [1] | $236,000,000 | Proved Developed Non-Producing: | 7.8 BCFE |
| Shares Outstanding: | 9,945,000 | Proved Undeveloped: | 41.8 BCFE |
| 30 Day Average Daily Volume [1] | 220,640 | Natural Gas Production: | 85% |
| Management Ownership: [4] | 25% | 2004 CAPEX: | $9 Million |
| Institutional Ownership: [3] | 54% | *e* 2005 CAPEX: | $32 Million |
| Working Capital plus unused credit line: [5] | $28,000,000 | *e* 2006 CAPEX: | $53 Million |
| L-T Debt / Total Capitalization: [3] | 3% | LOE & Tax/mcfe [3] (1.22 LOE + .40 Taxes) | $1.62 |

| Name / Position | Age | 'GMXR' | Background |
|---|---|---|---|
| **Ken Kenworthy, Jr.** *Pres., CEO, Chair* | 49 | 8.8% | Co-Founder, Geoscientist, Founder OEXCO, Inc. 30 years E & P |
| **Ken Kenworthy, Sr.** *CFO, EVP, Dir.* | 70 | 8.7% | Co-Founder, former CFO CMI / TEREX NYSE. 24 years E & P |
| **Richard Hart, Jr.** *Operations Mgr. P.E.* | 48 | options | GMX Mar. 2003, Focus Energy, Independent 26 yrs drilling, completion & production |
| **Philip Gibson** *Drilling P.E.* | 55 | | Noted Drilling & Completion Engineer 34 yrs. |
| **Timothy Benton** *Reservoir P.E.* | 49 | options | Consulting Reservoir Engineer. 30 years |
| **Keith Leffel** *VP Endeavor Pipeline* | 56 | options | Formerly Independent, Delhi Pipeline. 31 years Gas Marketing |
| **Gary Jackson** *Land Mgr.* | 55 | options | Land Management E & P 25 years |

(1) Nasdaq as of September 27, 2005. Average Daily Volume is Last 30 Trading Days. (2) Proved Reserves Sproule & Assoc. (3) 1st 6 months 2005 plus $21.6 million PIPE in July '05. (4) Ken Kenworthy, Jr. and wife own 16.2% of common stock when combined. (5) Sept. 1, 2005, using new credit facility.

18

GMXR Glossary of Terms

bbl	barrel of oil
BCFE

Billion Cubic Feet Gas Equivalent (oil & gas combined 6:1

basis to gas equivalent)

CAPEX	Capital Expenditures
CCV	Completed Cotton Valley
CJV	Carthage Joint Venture
CVS	Cotton Valley Sand Well
CWI	Carried Working Interest

E & P Exploration and Production

Estimated future gross revenue to be generated from the production of proved

Estimated	reserves, net of estimated production, future development costs, and future abandonment costs, using prices and costs in effect as of the date of the report

Future	Net

or estimate, without giving effect to non-property related expenses such as

Revenues	general and administrative expenses, debt service and future income tax expense or to deprecation, depletion and amortization.

F & D Finding and Development

LMS	Lower Morrow Sand
JV	Joint Venture
MBbls	One thousand barrels of oil

MCF One thousand cubic feet of gas

MCFe One thousand cubic feet of gas equivalent

MMCF One million cubic feet of gas

MMCFe One million cubic feet of gas equivalent

mmcfg	Million cubic feet gas
mmcfgpd	Million cubic feet gas per day
PE	Petroleum Engineer
PIPE	Private Investment Public Equity
Poss	Possible Undeveloped Wells

When used with respect to oil and gas reserves,

present value means the Estimated Future Net

Present	Value

Revenues discounted using an annual discount

rate of 10%.

Prob	Probable Undeveloped Wells
PUD	Proved Undeveloped Wells
PVA	Penn Virginia Corporation
PVOG	Penn Virginia Oil and Gas